UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 5, 2004

Commonwealth Bankshares, Inc.

(Exact name of small business issuer in its charter)

Virginia	01-17377	54-1460991
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

403 Boush Street, Norfolk, Virginia	23510
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number including area code: (757) 446-6900

Item 9. Regulation FD Disclosure

On May 5, 2004, Commonwealth Bankshares, Inc. issued a press release announcing a dividend payable during the second quarter of 2004. This information is being furnished pursuant to Item 12, “Results of Operations and Financial Condition,” of Form 8-K. A copy of the press release is furnished herewith as Exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Commonwealth Bankshares, Inc.

Date: May 5, 2004	By:	/s/ Cynthia A. Sabol
	Name:	Cynthia A. Sabol
	Title:	Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description
99.1	Press Release dated May 5, 2004.